                                                                     PROSPECTUS
                                                                    MAY 1, 1998
                                                                    (as revised
                                                                August 7, 1998)

                       DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103

    This Prospectus describes the Small Cap Value Series and the Delaware
Series ("Series") of Delaware Group Premium Fund, Inc. (the "Fund").
    Small Cap Value Series' objective is to seek capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.
    Delaware Series' objective is to seek a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.
    The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of each Series are described below. See Investment Objectives and Policies. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained.
    This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1998, as revised August 7, 1998, and as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
  BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION DEPOSITS.
================================================================================

TABLE OF CONTENTS

Cover Page................................................................1
Summary Information.......................................................3
Financial Highlights......................................................4
Investment Objectives and Policies........................................6
    Introduction..........................................................6
    Small Cap Value Series................................................6
    Delaware Series.......................................................7
Purchase and Redemption...................................................8
Dividends and Distributions...............................................8
Taxes.....................................................................8
Calculation of Offering Price and Net Asset Value Per Share...............8
Management of the Fund....................................................9
    Performance Information..............................................10
    Distribution and Service.............................................10
    Expenses.............................................................11
    Description of Fund Shares...........................................11
Other Considerations.....................................................12
Appendix A-Ratings.......................................................21

SUMMARY INFORMATION

INVESTMENT OBJECTIVES AND POLICIES
    The Small Cap Value Series' objective is to seek capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.
    Delaware Series' objective is to seek a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.
    See Investment Objectives and Policies.

SPECIAL CONSIDERATIONS AND RISK FACTORS
    Prospective investors should consider a number of factors before investing in the Series:
    1. Small Cap Value Series invests primarily in small cap common stocks. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies. See Small Cap Value Series under Investment Objectives and Policies.
    2. Each Series may invest a portion of its assets in securities issued by non-United States companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain risk and opportunity considerations not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions, Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.

    3. Each Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.
    4. Small Cap Value Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series does not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware Management Company registered as commodities trading advisers in reliance upon various exemptive rules. See Futures Contracts and Options on Futures Contracts under Other Considerations.

INVESTMENT MANAGER
    Delaware Management Company ("Delaware Management") furnishes investment management services to each Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware Management and the fees payable under each Series' Investment Management Agreement.

PURCHASE AND REDEMPTION
    Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. Neither the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and Redemption.

OPEN-END INVESTMENT COMPANY
    The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. Each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act").

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about each Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.
--------------------------------------------------------------------------------

                                                                                   Small Cap Value Series
                                                          ----------------------------------------------------------------------
                                                                                                                     12/27/93(1)
                                                                                            Year Ended                through
                                                          12/31/97          12/31/96         12/31/95      12/31/94   12/31/93
Net asset value, beginning of period.........             $ 14.500          $ 12.470          $10.290       $10.210   $10.000

Income From Investment Operations:
----------------------------------
Net investment income........................                0.122             0.112            0.192         0.148      none
Net realized and unrealized gain (loss) on
investments..................................                4.338             2.548            2.208        (0.068)    0.210
                                                          --------          --------          -------       -------    ------
Total from investment operations.............                4.460             2.660            2.400         0.080     0.210
                                                          --------          --------          -------       -------    ------


Less Dividends and Distributions:
---------------------------------
Dividends from net investment income.........              (0.110)           (0.180)          (0.150)          none      none
Distributions from net realized gain
  on investment transactions.................              (0.930)           (0.450)          (0.070)          none      none
Total dividends and distributions............              (1.040)           (0.630)          (0.220)          none      none
                                                          --------          --------          -------       -------    ------

Net asset value, end of period...............              $17.920          $ 14.500          $12.470       $10.290   $10.210
                                                          ========          ========          =======       =======   =======
-----------------------------------------------------------------------------------------------------------------------------
Total return(2)..............................            32.91%(3)         22.55%(3)        23.85%(3)      0.78%(3)  2.10%(3)
------------
-----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
-----------------------------
Net assets, end of period (000 omitted)......             $ 84,071          $ 23,683          $11,929        $6,291   $   210
Ratio of expenses to average net assets......                0.80%             0.80%             0.80         0.80%        (4)
Ratio of expenses to average net assets
  prior to expense limitation................                0.90%             0.99%            0.96%         1.41%        (4)
Ratio of net investment income to
  average net assets.........................                1.24%             1.28%            2.13%         2.62%        (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....                1.14%             1.09%            1.97%         2.01%        (4)
Portfolio turnover...........................                  41%               84%              71%           26%        (4)
Average commission rate paid(5)..............             $ 0.0600          $ 0.0600              N/A           N/A       N/A

--------------

(1) Date of initial public offering; total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                                            Delaware Series
                                                                 -----------------------------------------------------------------
                                                                                               Year Ended
                                                                 12/31/97      12/31/96        12/31/95      12/31/94     12/31/93
Net asset value, beginning of period....................         $16.640        $15.500         $12.680       $13.330      $13.550

Income From Investment Operations:
----------------------------------
Net investment income...................................           0.435          0.530           0.509         0.437        0.328
Net realized and unrealized gain (loss) on investments..           3.575          1.765           2.761       (0.447)        0.692
                                                                 -------        -------         -------       ------       -------
Total from investment operations........................           4.010          2.295           3.270       (0.010)        1.020
                                                                 -------        -------         -------       ------       -------

Less Dividends and Distributions:
---------------------------------
Dividends from net investment income....................         (0.530)        (0.500)         (0.450)       (0.340)     (0.460)
Distributions from net realized gain
  on investment transactions............................         (1.070)        (0.655)            none       (0.300)     (0.780)
                                                                 ------         ------          -------       ------      ------
Total dividends and distributions.......................         (1.600)        (1.155)         (0.450)       (0.640)     (1.240)
                                                                 ------         ------          ------        ------      ------
Net asset value, end of period..........................         $19.050        $16.640         $15.500       $12.680     $13.330
                                                                 =======        =======         =======       =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2).........................................          26.40%         15.91%          26.58%       (0.15%)       8.18%(3)
------------
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
-----------------------------
Net assets, end of period (000 omitted).................        $127,675        $75,402         $63,215       $47,731      $37,235
Ratio of expenses to average net assets.................           0.67%          0.68%           0.69%         0.70%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation...........................           0.67%          0.68%           0.69%         0.70%        0.89%
Ratio of net investment income to
  average net assets....................................           2.85%          3.56%           3.75%         3.71%        3.33%
Ratio of net investment income to average
  net assets prior to expense limitation................           2.85%          3.56%           3.75%         3.71%        3.24%
Portfolio turnover......................................             67%            92%            106%          140%         162%
Average commission rate paid(5).........................         $0.0600        $0.0600             N/A           N/A          N/A

                                                                                          Delaware Series
                                                                   ---------------------------------------------------------
                                                                                         Year Ended              7/28/88(1)
                                                                                                                   through
                                                                    12/31/92  12/31/91    12/31/90    12/31/89    12/31/88
Net asset value, beginning of period....................            $12.980    $10.840     $11.800     $10.160     $10.000

Income From Investment Operations:
----------------------------------
Net investment income...................................              0.457      1.082       0.341       0.130       0.064
Net realized and unrealized gain (loss) on investments..              1.233      1.668     (0.391)       1.550       0.096
                                                                    -------    -------     ------       ------     -------
Total from investment operations........................              1.690      2.750     (0.050)       1.680       0.160
                                                                    -------    -------     ------       ------     -------


Less Dividends and Distributions:
---------------------------------
Dividends from net investment income....................            (1.060)    (0.350)     (0.270)     (0.040)        none
Distributions from net realized gain
  on investment transactions............................            (0.060)    (0.260)     (0.640)        none        none
                                                                    ------     ------      ------       ------     -------
Total dividends and distributions.......................            (1.120)    (0.610)     (0.910)     (0.040)        none
                                                                    ------     ------      ------      ------      -------
Net asset value, end of period..........................            $13.550    $12.980     $10.840     $11.800     $10.160
                                                                    =======    =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Total Return(2).........................................             13.85%(3)  26.58%     (0.18%)      16.60%       3.77%
------------
--------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
-----------------------------
Net assets, end of period (000 omitted).................            $15,150    $12,138      $6,137     $ 3,182     $   151
Ratio of expenses to average net assets.................              0.86%      1.03%       1.35%       1.99%           4
Ratio of expenses to average net assets
  prior to expense limitation...........................              0.94%      1.03%       1.35%       1.99%           4
Ratio of net investment income to
  average net assets....................................              3.60%     11.35%       3.84%       2.22%           4
Ratio of net investment income to average
  net assets prior to expense limitation................              3.52%     11.35%       3.84%       2.22%           4
Portfolio turnover......................................               202%     1,010%        210%        132%           4
Average commission rate paid(5).........................                N/A        N/A         N/A         N/A         N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES
AND POLICIES
INTRODUCTION
    The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various series of shares.
    The investment objective of each Series is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that Series' outstanding shares, as defined in the 1940 Act. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for the Series, see Other Considerations for investment techniques available to the Series. Part B provides more information on the Series' investment policies and restrictions.

SMALL CAP VALUE SERIES
    The objective of Small Cap Value Series is capital appreciation. The strategy will be to invest primarily in common stocks and issues convertible into common stocks which, in the opinion of Delaware Management, have market values which appear low relative to their underlying value or future earnings and growth potential.
    Securities will be purchased that Delaware Management believes to be undervalued in relation to asset value or long-term earning power of the companies. Delaware Management may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. Delaware Management's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.
    While not a fundamental policy, under normal market conditions the Fund intends to invest 65% of its net assets in securities issued by small cap companies, defined as those currently having a market capitalization generally of less than $1.5 billion at the time of purchase. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.

    Delaware Management will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by Delaware Management would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an oppor tunity for capital appreciation. Delaware Management will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. Delaware Management feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.
    If Delaware Management believes that market conditions warrant, the Series may employ options strategies. Also, on a temporary, defensive basis, the Series may invest in fixed-income obligations.

INVESTMENT STRATEGY
    While management believes that Small Cap Value Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, the Series may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. The strategies employed are dependent upon the judgment of Delaware Management.
    In investing for capital appreciation, the Series may hold securities for any period of time. The degree of portfolio activity will affect brokerage costs of the Series.
    Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments, and corporate bonds rated A or above by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Group ("S&P").
    The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase stock index options.

    While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options. See Other Considerations -- Options.
    The Series may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates. See Other Considerations -- Futures Contracts and Options on Futures Contracts.

RISK FACTORS
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities (and currency hedging transactions in connection therewith), as these investments may be speculative and subject the Series to an additional risk. See Foreign Securities and Foreign Currency Transactions under Other Considerations. Investing in a company temporarily out of favor may involve the risk that the anticipated favorable change may not occur and, as a result, that security may decline in value or not appreciate as expected. Although it will receive relatively minor emphasis in pursuit of its objective, the Series may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although the Series will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high risk fixed-income securities), it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds are considered very speculative and may possibly be in default or have interest payments in arrears. See High-Yiel d, High Risk Securities under Other Considerations for additional information on the risks associated with such securities.
    Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.
    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal.

DELAWARE SERIES
    Delaware Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series will generally invest at least 25% of its assets in fixed-income securities, including U.S. government securities and corporate bonds. The balance of the portfolio will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. If the Series invested in convertible securities, the value of the convertible security would be allocated to its fixed-income component and its conversion rights component for purposes of the 25% fixed-income allocation.

    The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. The Series intends to invest in bonds that are rated in the top four grades by a nationally-recognized rating agency (i.e., Moody's or S&P) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of Delaware Management. The fourth grade is considered medium grade and may have some speculative characteristics. To the extent that the rating of a security held by the Series falls below the fourth grade or Delaware Management determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of Delaware Management, would be detrimental in light of then prevailing market conditions. Typically, the maturity of the bonds will range between five and 30 years. The Series may not concentrate investments in any industry, which means not investing more than 25% of its assets in any one industry.
    The Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.
    In pursuing its investment objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations, including repurchase agreements.
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in equity and fixed-income securities.
    The value of the Series' shares can be expected to fluctuate depending upon market conditions and, thus, an investment in the Series may not be appropriate for a short-term investor. Investment results of the Series will be affected by the ability of Delaware Management to anticipate changes in economic and market conditions and, consequently, there can be no assurance that the Series' investment objective will be realized.

                                     * * *

    Part B contains other more specific investment restrictions and Appendix A to this Prospectus contains descriptions of Moody's and S&P ratings.

PURCHASE AND REDEMPTION

    Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

    The Fund will make payments from Small Cap Value Series' net income and net realized securities profits, if any, once a year. Distributions from net realized securities profits normally will be distributed following the close of the fiscal year.
    The Fund will make payments from Delaware Series' net investment income quarterly. Distributions from the Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.
    The Fund's fiscal year ends on December 31.
    All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

    Each Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of a Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

    The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
    Each Series' NAV per share is computed by adding the value of all securities and other assets in the Series' portfolio, deducting any liabilities of the Series (expenses and fees are accrued daily) and dividing by the number of the Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining the Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
    To the extent a Series holds foreign securities that are listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays), the net asset value of the Series could be affected by trading on days when shareholders have no access to the Series.

MANAGEMENT OF THE FUND

DIRECTORS
    The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
    Delaware Management furnishes investment management services to each Series. The Manager and its predecessors have been managing the funds in the
Delaware Investments family since 1938. On June 30, 1998, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $26,604,750,000) and investment company (approximately $17,876,100,000) accounts.
    Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and Delaware Management are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

    Delaware Management manages each Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to 0.75% of the average daily net assets of Small Cap Value Series and an annual fee equal to 0.60% of the average daily net assets of Delaware Series, less, in the case of Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund.
    See Expenses for a discussion of the voluntary waiver of its management fee undertaken by Delaware Management. For the fiscal year ended December 31, 1997, the investment management fee, as a percentage of average daily net assets, incurred by Small Cap Value Series was 0.75% and 0.65% was paid after the voluntary waiver of fees by Delaware Management. For the fiscal year ended December 31, 1997, the investment management fee, as a percentage of average daily net assets, paid by Delaware Series was 0.60%.
    The directors of the Fund annually review fees paid to Delaware Management. Beginning in May 1997, Christopher S. Beck, Vice President/Senior
Portfolio Manager of the Fund, assumed primary responsibility for making day-to-day investment decisions for the Series. Mr. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware
Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund since October 1995 at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. In making investment decisions for the Series, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea
Giles. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York
University's Graduate School of Business Administration. Mr. Stork joined Delaware Investments in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1982 after
19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of Delaware Management and was named an Executive Vice President of Delaware Management in 1994. Ms. Giles,
Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

    George H. Burwell and Gary A. Reed, each a Vice President/Senior Portfolio Manager of the Fund, have primary responsibility for making day-to-day investment decisions for the Delaware Series. Mr. Burwell, who has been Delaware Series' senior portfolio manager for equities since 1992, holds a BA from the University of Virginia. Prior to joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Reed has been Delaware Series' senior portfolio manager for fixed-income since 1989. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. In making investment decisions for the Delaware Series, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard
G. Unruh, Jr. and Paul E. Suckow. Mr. Suckow is Delaware Management's Chief Investment Officer for Fixed-Income. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at Delaware Investments from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.

PORTFOLIO TRADING PRACTICES
    The Series normally will not invest for short-term trading purposes. However, a Series may sell securities without regard to the length of time they have been held. Given each Series' investment objective, Small Cap Value Series' annual portfolio turnover rate may exceed 100% and Delaware Series' annual portfolio turnover rate is not expected to exceed 200%. A 100% turnover rate would occur if all of the securities in a Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when Delaware Management deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.
    Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to Delaware Management or their respective advisory clients. These services may be used by Delaware Management in servicing any of its respective accounts. Subject to best price and execution, Delaware Management may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION
    From time to time, the Fund may quote each Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.
    Because securities' prices fluctuate, investment results of a Series will fluctuate and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
    The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under separate Distribution Agreements dated April 3, 1995 for each Series. The Distributor bears all of the costs of promotion and distribution.
    Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each Series under the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to each Series pursuant to the terms of a separate Fund Accounting Agreement.
    The directors of the Fund annually review service fees paid to the Distributor and Transfer Agent.
    The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

                                     * * *

    As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

    Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. Each Series could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of the Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

EXPENSES
    Each Series is responsible for all of its own expenses other than those borne by Delaware Management under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.
    Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Small Cap Value Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets through October 31, 1998.
    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that Small Cap Value Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998. For the fiscal year ended December 31, 1997, the Series' ratio of expenses to average daily net assets was 0.80%, reflecting the voluntary waiver of fees and payment of expenses by Delaware Management. The ratio of expenses to average daily net assets would have been 0.90% without the voluntary waiver of fees and payment of expenses.
    Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Delaware Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets through October 31, 1998.
    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Delaware Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998. For the fiscal year ended December 31, 1997, the Series' ratio of expenses to average daily net assets was 0.67%.

DESCRIPTION OF FUND SHARES
    Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Life Insurance and Annuity Company and Separate Accounts ABD, ABD2, QP and QPN of the Travelers Life and Annuity Co. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
    The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. Each Series is currently allocated fifty million shares.
    Series' shares have equal voting rights and are equal in all other respects. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shareholders of each Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in the Series.
    Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectus for the separate account which invests in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
    Each Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, a Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in a Series' share value increasing or decreasing. A Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
    Each Series may invest a portion of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Foreign Currency Transactions, below.

    The risks involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, a Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, t he World Bank and other international agencies and the political constraints to which a government debtor may be subject.
    With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

    The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
    Foreign Currency Transactions. Each Series may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.
    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.
    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    Depositary Receipts. Each Series may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

OPTIONS
    To achieve its objective, each Series intends to use certain hedging techniques which might not be conveniently available to individuals.
    These techniques will be used at Delaware Management's discretion to protect a Series' principal value.
    Each Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which it may invest.
    Purchasing a put option gives a Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.
    Writing a covered call option obligates a Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if Delaware Management's judgment is wrong and interest rates fall or stock prices rise.
    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.
    Closing transactions essentially let a Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.
    Each Series will use Exchange-traded options, but reserves the right to use over-the-counter options upon written notice to shareholders. Certain over-the-counter options may be illiquid.

    The Small Cap Value Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Series will not engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the Series.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    For hedging purposes, the Small Cap Value Series may enter into futures contracts relating to securities, securities indices or interest rates.
    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.
    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.
    Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.
    A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.
    The Series may also purchase and write options on the types of futures contracts the Series could invest in.

    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.
    An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.
    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES AND
FORWARD CONTRACTS
    The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a Series' hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when a Series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, a Series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies and forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

BORROWINGS
    Each Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of one-third of the value of its net assets. See Part B for additional possible restrictions on borrowing. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

REPURCHASE AGREEMENTS
    Each Series may also use repurchase agreements which are at least 102% collateralized by U.S. government securities. Each Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.
    The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
    Each Series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.
    The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the investment manager.

LIQUIDITY AND RULE 144A SECURITIES
    In order to assure that each Series has sufficient liquidity, neither Series may invest more than 10% of its net assets in illiquid assets. For the Delaware Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Small Cap Value Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
    While maintaining oversight, the Board of Directors has delegated to Delaware Management the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets. The Board has instructed Delaware Management to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
    If Delaware Management determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities, Delaware Management will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

MORTGAGE-BACKED SECURITIES
    The Delaware Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

    CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).
    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities.
    The Series may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

ASSET-BACKED SECURITIES
    The Delaware Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's).

    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.
    The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See Mortgage-Backed Securities, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

REITs
    Delaware Series may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

    The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.
    REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
    REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

CONVERTIBLE, DEBT AND NON-TRADITIONAL EQUITY SECURITIES
    Delaware Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

    The Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into com mon stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
    The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

HIGH-YIELD, HIGH RISK SECURITIES
    Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Small Cap Value Series. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

    Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value.
    The Series will not ordinarily purchase securities rated below B by Moody's and S&P. However, it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its assets in such securities.
    Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

    Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

SPECIAL RISK CONSIDERATIONS
    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.

                                     * * *

    Each Series' investment objective, the Fund's designation as an open-end investment company, each Series' designation as a diversified fund, and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the applicable Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of the Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of the Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected each Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.

DIVERSIFICATION
    The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlyi ng assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
    Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.
    The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
    Each Series will be managed in such a manner as to comply with these diversification requirements.

APPENDIX A--RATINGS
General Rating Information

BONDS

    Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

    COMMERCIAL PAPER
    Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

    Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.